EXHIBIT 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                             THE MACREPORT.NET, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Macreport.net, Inc. (the "Small Business Issuer") on Form 10-QSB for the nine-month period ended August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, V. William Lucchetti, Jr., Chief Executive Officer and Chief Financial Officer of the Small Business Issuer, certify pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

     1) The Report fully complies with the requirements of Section 13 (a) or 15
(d) of the Securities and Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Small Business Issuer.

/s/  V. William Lucchetti, Jr.
------------------------------
     V. William Lucchetti, Jr.
     Chief Executive Officer
     Chief Financial Officer

October 15, 2003